UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington		98660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2019, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the total number of authorized shares of common stock, par value $0.001 per share, to 700,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2019, the Company held a special meeting of stockholders (the “Special Meeting”) at which certain proposals were submitted to a stockholder vote. A total of 239,454,698 shares were represented in person or by proxy at the Special Meeting, out of 314,431,264 shares outstanding and entitled to vote as of the record date. The final results for each of the proposals are set forth below. A more detailed description of each proposal is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 22, 2019.

Proposal No. 1 – Certificate of Amendment to Increase the Number of Authorized Shares. The stockholders approved a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock of the Company from 600,000,000 to 700,000,000 by the votes set forth in the table below:

Shares Voted For	Shares Voted Against	Abstentions
205,035,155	30,677,972	3,741,571

Proposal No. 2 – Amendment to the 2012 Equity Incentive Plan to Increase the Total Number of Shares Authorized for Issuance. The stockholders approved a proposal to increase the total number of shares authorized for issuance under the Company’s 2012 Equity Incentive Plan from 15,000,000 to 25,000,000 by the votes set forth in the table below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
136,673,624	32,719,450	3,065,885	66,995,739

Proposal No. 3 – Adjournment of the Special Meeting. The stockholders approved a proposal to adjourn the Special Meeting to solicit more proxies in the event insufficient proxies were present at the Special Meeting to approve the preceding proposals by the votes set forth in the table below:

Shares Voted For	Shares Voted Against	Abstentions
209,999,466	27,058,203	2,397,029

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

May 22, 2019	By:	/s/ Michael D. Mulholland
		Name:	Michael D. Mulholland
		Title:	Chief Financial Officer